INVENTORIES	12 Months Ended
Dec. 31, 2022
INVENTORIES.
INVENTORIES

10.    INVENTORIES

The Company’s inventories are consisted of the follows (RMB in thousands):

	As of December 31,
	2021	2022
	RMB	RMB
Raw materials	3,761,045	5,499,573
Work-in-progress	2,623,044	3,237,480
Finished goods	6,868,263	8,713,231
Total	13,252,352	17,450,284

Write-down of the carrying amount of inventory to its estimated net realizable value was RMB271 million, RMB823 million and RMB1,819 million for the years ended December 31, 2020, 2021 and 2022, respectively, and were recorded as cost of revenues in the consolidated statements of operations. Inventory write downs were mainly related to the inventories whose market value is lower than their carrying amount.

As of December 31, 2021 and 2022, inventories with net book value of RMB1,749 million and RMB2,809 million were pledged as collateral for the Group’s borrowings (Note 18).